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                                                                    Exhibit 10.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 9, 1999, except for Note 11, paragraphs 4 and 5 as to which the dates are September 29, 1999 and November 12, 1999, respectively, in the Registration Statement and related Prospectus of Netword, Inc. (formerly Netword, LLC).






                                          /s/ Mahoney Cohen & Company, CPA, P.C.



New York, New York
December 30, 1999